                                                                   EXHIBIT 10.13

            THESE DETACHABLE WARRANTS AND THE WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


                  DETACHABLE WARRANTS TO PURCHASE COMMON STOCK
                                       OF
                     BINGHAM FINANCIAL SERVICES CORPORATION


Date of Issuance: September 30,1997                              Certificate No.


     THIS CERTIFIES THAT, for value received, BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation (the "Company"), hereby grants to SUN COMMUNITIES, INC., a Maryland corporation (together with its permitted transferees and assigns, the "Holder"), these warrants (the "Detachable Warrants"), representing the right to purchase from the Company a total of 400,000 Warrant Shares (as defined herein) at a price of $10.00 per Warrant Share (the "Initial Exercise Price"). The exercise price and number of Warrant Shares for which the Detachable Warrants are exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Section 6 hereof.

     The Detachable Warrants are subject to the following provisions:

     Section 1.   Exercise of Detachable Warrants:

     Section 1.1. Exercise Period. The Detachable Warrants have a term of seven years from the date of their issuance and the purchase rights represented by the Detachable Warrants may be exercised, in whole or in part in denominations of not less than 5,000 Warrant Shares each, at any time and from time to time after the fourth anniversary of their issuance but before the date seven years after their issuance (the "Exercise Period"). After this time, the Detachable Warrants shall become immediately null and void.

     Section 1.2. Restrictions on Transfer. The Detachable Warrants and the Warrant Shares will be restricted securities as defined under the Securities Act of 1933, as amended (the "Act") and therefore will not be transferable except in compliance with applicable federal and state securities laws, including Rule 144 adopted under the Act. Unless the Warrant Shares shall have been duly registered under the Act, certificates representing such shares shall bear a legend comparable to the legend on the first page of the Detachable Warrants regarding restrictions on transfer. The Holder agrees to give written notice to the Company before offering for sale, selling or otherwise disposing of any of the Detachable Warrants or Warrant Shares, except when such offer, sale or other disposition is made pursuant to a registration statement then in effect under the Act. The notice shall describe briefly the manner of any proposed offer, sale or other disposition and shall be accompanied by a written opinion of counsel for such Holder, which counsel and opinion shall be reasonably satisfactory to the Company to the effect that the

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proposed offer, sale or other disposition of such Detachable Warrants or
Warrant Shares may be effected without registration under the Act.

     Section 1.3. Exercise Procedure.

        (a) The Detachable Warrants shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

            (1) a completed Exercise Agreement, as described in Section 1.4 below, executed by the Person exercising all or part of the purchase rights represented by the Detachable Warrants (the "Purchaser");

            (2) the Detachable Warrants;

            (3) if the Purchaser is not the initial Holder, an Assignment or Assignments in the form set forth in attached Exhibit II evidencing the assignment of the Detachable Warrants to the Purchaser; and

            (4) either (i) a check payable to the Company in an amount equal to the Aggregate Exercise Price (as defined); or (ii) the delivery of a notice to the Company that the Purchaser is exercising the Detachable Warrants by authorizing the Company to reduce the number of Warrant Shares subject to the Detachable Warrants by the number of shares having an aggregate value equal to the Aggregate Exercise Price; for purposes of this clause the value of each Warrant Share subject to Detachable Warrants reduced in payment of exercise hereunder shall be the Fair Market Value of such Warrant Share subject to Detachable Warrants less the Exercise Price per share. For purposes hereof, "Aggregate Exercise Price" means an amount equal to the product of the Exercise Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased and being surrendered for payment at such time.

        (b) Certificates for Warrant Shares purchased upon exercise of the Detachable Warrants shall be delivered by the Company to the Purchaser within five days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to Section 14 hereof. Unless the Detachable Warrants have expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by the Detachable Warrants which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

        (c) The Warrant Shares issuable upon the exercise of the Detachable Warrants shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the holder of such Warrant Shares at the Exercise Time.

        (d) The issuance of certificates for Warrant Shares upon exercise of the Detachable Warrants shall be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of the Detachable Warrants or any Warrant Shares, with respect to any transfer of the Detachable Warrants, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

        (e) The Company shall not by any action including, without limitation, amending its Articles of Incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Detachable Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not change the "stated value" of the Common Stock to par value; (ii) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable Common Stock upon the exercise of the Detachable Warrants; and (iii) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Detachable
Warrants.

        (f) Notwithstanding any other provision hereof, if an exercise of any portion of the Detachable Warrants is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

        (g) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the exercise of the Detachable Warrants, the maximum number of Warrant Shares issuable upon the exercise of the Detachable Warrants. All Warrant Shares which are so issuable shall, when issued and upon the payment of the Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

        (h) The Company shall at all times in good faith assist in the carrying out of all terms of the Detachable Warrants. Without limiting the generality of the foregoing, the Company shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Detachable Warrants.

        (i) No stockholder of the Company has or shall have any preemptive right to subscribe for the Warrant Shares issuable pursuant hereto.

     Section 1.4. Exercise Agreement. Upon any exercise of the Detachable Warrants, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth in Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

     Section 2. Subdivision or Combination of Common Stock. If the Company shall: (a) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (b) subdivide, split or reclassify the outstanding shares of its Common Stock into a larger number of shares, or (c) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, then in each case the Warrant Shares shall be adjusted to equal the number of such shares to which the Holder of the Detachable Warrants would have been entitled upon the occurrence of such event had the Detachable Warrants been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of such shareholder entitled thereto. An adjustment made pursuant to this Section 2 shall become effective immediately after such record date, in the case of a dividend or distribution, and immediately after the effective date, in the case of a subdivision, split, combination or reclassification.

     Section 2.1. Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that the Holder of the Detachable Warrants shall thereafter have the right to acquire and receive upon exercise thereof in lieu of the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Holder's Detachable Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Holder's Warrants had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such Holder's rights and interests to insure that the provisions hereof (including this Section 2) shall thereafter be applicable to the Detachable Warrants (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Warrant Shares acquirable and receivable upon exercise of the Detachable Warrants, if the value so reflected is less than the Fair Market Value of the Common Stock in effect immediately prior to such Organic Change). The Company shall not effect any such Organic Change unless, prior to the consummation thereof the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to the Holder of the Detachable Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of the Detachable Warrants.

     Section 2.2. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions, then the Company's Board of Directors shall make in good faith an appropriate adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of the Detachable Warrants so as to protect the rights of the Holder of the Detachable Warrants.

     Section 2.3. Notices.

        (a) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

        (b) The Company shall give written notice to the Holder at least 30 days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock; (ii) with respect to any pro rata subscription offer to holders of Common Stock; or (iii) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

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

        (c) The Company shall also give written notice to the Holder at least 30 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section 3. Certain Rights Regarding Dividends. If the Company pays a dividend or distribution upon the Common Stock, other than dividends or distributions not in excess of accumulated earnings of the Company and other than dividends or distributions described in Section 2, then the Company shall pay to the Holder of the Detachable Warrants, at the time of payment thereof, such dividend or distribution which would have been paid to such Holder had the Detachable Warrants been fully exercised immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to said dividends or distributions are to be determined.

     Section 4. Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then the Company shall grant, issue or sell (as the case may be) to the Holder the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the maximum number of Warrant Shares acquirable upon complete exercise of the Detachable Warrants immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section 5.   Registration Rights.


     Section 5.1  Required Registration.

        (a) Subject to the provisions of subsection (e) of this Section 5.1, the Holder may at any time after the fourth anniversary of the initial public offering of the Common Stock request in writing that the Company register the Warrant Shares under the Act for sale in the manner specified in such notice; provided, that the Company shall have no obligation to register the Warrant Shares pursuant to this subsection (a) unless the number of Warrant Shares for which registration has been requested constitutes at least five percent (5%) of the Company's Common Stock then outstanding; and provided further, that the Company shall not be obligated to register the Warrant Shares pursuant to this subsection (a) on more than two occasions.

        (b) Following receipt of any notice delivered in compliance with subsection (a) of this Section 5.1 (a "Demand"), the Company shall use its best efforts to register under the Act, for public sale in accordance with the method of disposition specified in such Demand, the number of Warrant Shares specified in such Demand. The Holder may designate the managing underwriter or underwriters if the offering is to be underwritten, which shall be of national standing, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be deemed to have satisfied an obligation to register the Warrant Shares pursuant to a Demand only when a registration statement covering the Warrant Shares specified in the Demand and any written requests delivered under this subsection (b), for sale in accordance with the method of disposition specified in the Demand, shall have become effective and the period of distribution of the Warrant Shares contemplated thereby shall have been completed (determined as hereinafter provided).

        (c) The Company shall be entitled to include in any registration statement filed in response to a Demand made in accordance with this Section 5.1, for sale in accordance with the method of disposition specified by the Holder in such Demand, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter(s), if any, such inclusion would adversely affect the marketing of the Warrant Shares for which registration has been requested in connection with such Demand, which Warrant Shares shall be registered prior to the shares that the Company and any other shareholders propose to register. Except for registration statements on form S-4, S-8 or any successor forms thereto, the Company will not file with the Securities and Exchange Commission (the "Commission") any other registration statement with respect to its securities, whether for its own account or that of other security holders, from the date of receipt of a Demand pursuant to this Section 5.1 until 30 days following the completion of the period of distribution of the Warrant Shares contemplated thereby (determined as hereinafter provided).

        (d) The Company may at its option elect that any requested registration pursuant to this Section 5.1 be delayed for a period not in excess of 120 days from the date of such Demand; provided, that such right to delay a Demand may not be exercised by the Company pursuant to this Section 5.1 more than once in any twelve-month period (so that no such election by the Company may be made within twelve months of a previous election by the Company under this subsection (d)).

        (e)  Notwithstanding anything to the contrary contained in subsection
(a) of this Section 5.1, no Demand may be made under this Section 5.1 within 90 days after the effective date of a registration statement filed by the Company covering a public offering in which the holders of the Warrant Shares shall have been entitled to join pursuant to Section 5.2 and in which there shall have been effectively registered all the Warrant Shares as to which registration shall have been requested in accordance with Section 5.2.

     Section 5.2 Incidental Registration. Subject to certain limitations set forth in subsection (b) of this Section, each time that the Company proposes to file under the Act a registration statement relating, in whole or in part, to any of its equity securities, the Company shall at least thirty (30) days prior to such filing give written notice of such proposed filing to the Holder of outstanding Warrant Shares not theretofore registered under the Act. Upon receipt by the Company not more than ten (10) days thereafter of a written request from the Holder for registration of Warrant Shares under this subsection, subject to the provisions of the succeeding sentence, the Company shall include in such filing and shall use its best efforts to register the Warrant Shares as to which the Holder requested registration, provided, however, if at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to the Holder of the Warrant Shares and, thereupon, shall be relieved from its obligation with such registration (but not from its obligation to pay the registration expenses in connection therewith). If the managing or principal underwriters named in the registration statement shall advise the Company and the Holder that has requested the Warrant Shares to be registered that, in the good faith judgment of such managing or principal underwriters, the number of shares of Common Stock which the Holder, the Company and all other shareholders have requested be included in such registration statement exceed the number of shares it is advisable to offer and to sell at such time, then the Company shall include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, the shares of Common Stock that the Company proposes to issue and sell for its own account and the number of shares of Common Stock to be registered and sold by the Holder and all other shareholders requesting registration pursuant to such registration statement shall be appropriately reduced. In such case the number of shares of Common Stock to be sold after such reduction shall be ratably allocated among the Holder and such other shareholders in the same proportion as the original number of shares requested by such Person to be registered bears to a fraction, the numerator of which is the aggregate number of shares to be registered and the denominator of which is the aggregate number of shares requested to be registered.

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

     Section 5.3 Other Provisions Relating to Registration Rights. In connection with any registration pursuant to this Section 5:

        (a) Upon the request of the Holder of the Warrant Shares then being registered, the Company shall cooperate with any underwriters (as defined in the Act) for the requesting party approved by the Company (which approval shall not be unreasonably withheld), including, without limitation, providing such information, certificates, comfort letters of accountants and opinions of counsel as may be customarily and reasonably requested by such underwriters.

        (b) The Company shall furnish to the Holder of the Warrant Shares being registered, at the Company's sole cost and expense, such number of prospectuses conforming to the requirements of the Act, and the rules and regulations thereunder, relating to the Warrant Shares subject thereto as may from time to time be reasonably requested by such holders.

        (c) All fees, disbursements and expenses incident to the Company's performance of or compliance with its obligations under this Section 5 shall be borne by the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and expenses of complying with applicable securities or blue sky laws.

        (d) The Company agrees to use its best efforts at its own expense to effect and to keep effective necessary registrations or qualifications under the securities or Blue Sky laws of such jurisdictions as may be reasonably requested by any of the holders of the Warrant Shares or by any underwriters for such holders so as to permit the disposition of the Warrant Shares being registered.

        (e) The Holder agrees to provide in an expeditious manner whatever information and undertakings are reasonably requested by the Company in order to comply with the requirements of the Act and of the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and the guides and other pronouncements of the Commission in connection with the registration of the Holder's Warrant Shares.

        (f) The Company shall indemnify and hold harmless the Holder and any underwriter (as defined in the Act) who participates in such registration for such Holder and each Person, if any, who controls the Holder or any underwriter against any losses, claims, damages or liabilities, joint or severally, or actions in respect thereof to which the Holder or any underwriter or controlling person may become subject under the Act, or otherwise, insofar as such losses, claims damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder or any underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall have the right, at its option, to defend at its expense and by its own counsel against any losses, claims, damages or liabilities, provided that (i) such counsel is reasonably satisfactory to the Holder of the Warrant Shares; (ii) the Holder of the Warrant Shares is kept fully informed of all developments, and is furnished with copies of all documents and papers, related thereto and is given the right to participate in the defense and investigation thereof at the expense of the Company if (A) in the written opinion of counsel to such holders, use of counsel of the Company's choice would be expected to give rise to a conflict of interest; (B) there are or may be legal defenses available to the Holder that are different from or additional to those available to the Company; (C) the Company shall not have employed counsel to represent the Holder within a reasonable time after notice of such claim is given to the Company or notice that the Company intends to assume the defense of such claim is given to the Holder; or (D) the Company shall authorize the Holder to employ separate counsel at the expense of the Company; and provided, further, that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said final prospectus or in conformity with, written information furnished to the Company by the Holder or by any underwriter for the Holder specifically for use in the preparation thereof, the Company will not be so liable to the Holder or underwriter and the Holder agrees to indemnify and hold the Company harmless from any loss, claim, damage, liability or action arising from such information furnished to the Company by it and to use its best efforts to cause any underwriter for the Holder to indemnify and hold the Company harmless from any loss, claim, damage, liability or action arising from information furnished to the Company by such underwriter.

        (g) The Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding the Holder, the Holder's Warrant Shares and the Holder's intended method of distribution and any other representation required by law.


     Section 6. Definitions. The following terms have the meanings set forth below:

     "Affiliate," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Common Stock" means the Company's Common Stock without par value and any securities into which such Common Stock is hereafter converted or exchanged.

     " Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 2.2(a) or 2.2(b).

     "Fair Market Value" means (i) the average of the closing sales prices of the Common Stock on all domestic securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (iii) if on any day the Common Stock is not so listed, the sales price for the Common Stock as of 4:00 p.m., New York time, as reported on the NASD OTC Bulletin Board or, (iv) if the Common Stock is not reported on the NASD OTC Bulletin Board, the average of the representative bid and asked quotations for the Common Stock as of 4:00 p.m., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and either listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share of outstanding Common Stock in connection with a sale of the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, which determination of Fair Market Value shall be made by the Company's Board of Directors in its good faith judgment.

     "Permitted Issuance" means any issuance by the Company of shares of Common Stock or Options (a) upon exercise of the Detachable Warrants; (b) to members of management and directors of the Company; and (c) to Sun Communities, Inc. ("Sun") or others pursuant to the Participants Support Agreement or similar agreements whereby Sun or other owners and operators of manufactured home communities will offer the Company as the only preferred financing source to home purchasers and home owners at manufactured home communities owned and operated by such persons.

     "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

     "Warrant Shares" means shares of the Common Stock issuable upon exercise of the Detachable Warrants; provided, that if the securities issuable upon exercise of the Detachable Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Detachable Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

     Section 7. No Voting Rights: Limitations of Liability. The Detachable Warrants shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

     Section 8. Restrictions. Subject to the provisions of this Section 8, the Detachable Warrants and all rights hereunder are transferable, in whole or in part, without charge to the Holder (subject to the provisions of Section 1.3(d) hereof, upon surrender of the Detachable Warrants with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. The Holder agrees that it will not sell, transfer or otherwise dispose of the Detachable Warrants or any Warrant Shares of restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.

     Section 9. Detachable Warrants Exchangeable for Different Denominations. The Detachable Warrants are exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues the Detachable Warrants shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by the Detachable Warrants shall be issued.

     Section 10. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing the Detachable Warrants, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 11. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in the Detachable Warrants shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices; and (ii) to the Holder, at such Holder's address as it appears in the records of the Company (unless otherwise indicated).

     Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Detachable Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

     Section 13. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of the Detachable Warrants. The Company may deem and treat the Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

     Section 14. Fractions of Shares. The Company may, but shall not be required to issue a fraction of a Warrant Share upon the exercise of the Detachable Warrants in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

     Section 15. Descriptive Headings: Governing Law. The descriptive headings of the several Sections and paragraphs of the Detachable Warrants are inserted for convenience only and do not constitute a part of the Detachable Warrants. The corporate law of the State of Michigan shall govern all issues and questions concerning the relative rights of the Holder and the Company. In addition, all other issues and questions concerning the construction, validity, interpretation and enforceability of the Detachable Warrants and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Michigan without giving effect to any choice of law or conflict of law provisions (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan.

                                   * * * * *

        IN WITNESS WHEREOF, the Company has caused the Detachable Warrants to be signed and attested by its duly authorized officers and to be dated as of the date hereof.

                                BINGHAM FINANCIAL SERVICES CORPORATION

                                By:
                                   ----------------------------------------
                                        Jeffrey P. Jorissen, President

                                                                       EXHIBIT I


                     BINGHAM FINANCIAL SERVICES CORPORATION

                               EXERCISE AGREEMENT


     The undersigned irrevocably elects to exercise the enclosed Detachable Warrants to purchase __________________ shares of Common Stock, makes payment of $___________ in payment of the Exercise Price thereof, and requires that certificates for such shares be issued in the name of:

________________________________________________________________________________
                 (Please Print Name and Social Security No.)

________________________________________________________________________________
                              (Street Address)

________________________________________________________________________________
                         (City, State and Zip Code)


DATED:______________________, 19__

Name of Warrantholder or Assignee: _____________________________________________
                                                   (Please Print)

Address:   _____________________________________________________________________

           _____________________________________________________________________

Signature: _____________________________________________________________________

                                                                      EXHIBIT II


                                   ASSIGNMENT

         (To be signed only upon assignment of the Detachable Warrants)


     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto


________________________________________________________________________________
              (Name of Assignee Must be Printed or Typewritten)


________________________________________________________________________________
                              (Street Address)


________________________________________________________________________________
                         (City, State and Zip Code)

the within Detachable Warrants, irrevocably constituting and appointing _______________________________ Attorney to transfer such Detachable Warrants on the books of the Company, with full power of substitution in the premises.

DATED: _____________, 19___



                     __________________________________
                       Signature of Registered Holder